Summary Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust
Summary Prospectus dated January 28, 2022

Corporate Bond Portfolio (the "Fund")

The following changes will take effect on April 29, 2022:

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The contingent deferred sales charge holding period for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The contingent deferred sales charge for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be increased to 0.75%. This contingent deferred sales charge will apply only to Class A shares purchased after April 29, 2022.

Accordingly, the following changes will be made to the Summary Prospectus effective April 29, 2022:

Footnote 1 in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.75% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—How To Redeem Fund Shares" for further information about the CDSC waiver categories.

In the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares," the minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million.

Please retain this supplement for future reference.

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